                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 28, 2003
                                                          --------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21052                 35-1828377
----------------------------   ------------------------    --------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

555 Theodore Fremd Avenue, Rye, New York                        10580
-----------------------------------------                  -----------------
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                            --------------

                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit    Description
-------    -----------

  99.1     Press Release of Jarden Corporation, dated April 28, 2003


Item 9. Regulation FD Disclosure (Information Provided Under Item 12. Disclosure of Results of Operations and Financial Condition.)

         On April 28, 2003, we issued a press release announcing our 2003 first quarter earnings. A copy of our press release announcing the above is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 25, 2003

                                       JARDEN CORPORATION


                                       By:  /s/ Desiree DeStefano
                                           ------------------------------------
                                           Name:  Desiree DeStefano
                                           Title: Senior Vice President